SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

OCULAR SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22623	94-2985696

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1855 Gateway Boulevard, Suite 700
Concord, California 94520

(Address of Principal Executive Offices)

(925) 969-7000

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES

ITEM 9. REGULATION FD DISCLOSURE

     On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q.

Certification of Chief Executive Officer

     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ocular Sciences, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ Stephen J. Fanning

Stephen J. Fanning Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ocular Sciences, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ Sidney B. Landman

Sidney B. Landman Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	OCULAR SCIENCES, INC. (registrant)

/s/ Sidney B. Landman

Sidney B. Landman Vice-President Finance, Chief Financial Officer, Treasurer and Secretary